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                                                                   EXHIBIT 23.05

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

KPMG Peat Marwick LLP

January 18, 1995

                                      II-9